Corporate presentation | december 2019 Determined to realize a future in which people with cancer live longer and better than ever before Exhibit 99.2

Forward-looking statements disclosure This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding future operations, financial results and the financial condition of Syndax Pharmaceuticals, Inc. (“Syndax” or the “Company”), including financial position, strategy and plans, the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for Syndax’s product candidates, and Syndax’s expectations for liquidity and future operations, are forward-looking statements. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during preclinical or clinical studies, clinical site activation rates or clinical trial enrollment rates that are lower than expected, changes in expected or existing competition, failure of our collaborators to support or advance collaborations or product candidates and unexpected litigation or other disputes. Moreover, Syndax operates in a very competitive and rapidly changing environment. Other factors that may cause our actual results to differ from current expectations are discussed in Syndax’s filings with the U.S. Securities and Exchange Commission, including the “Risk Factors” sections contained therein. New risks emerge from time to time. It is not possible for Syndax’s management to predict all risks, nor can Syndax assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Except as required by law, neither Syndax nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Syndax undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in Syndax’s expectations.

Syndax Pipeline

Entinostat

Class I HDAC inhibitor	Preclin.	Phase I	Phase II	Phase III	Indication(s)	Sponsor
E2112: Entinostat + exemestane					HR+, HER2- mBC	NCI/Syndax
Entinostat + pembrolizumab*					NSCLC	Syndax
Entinostat + pembrolizumab*					Melanoma	Syndax

SNDX-6352

CSF-1R mAB	Preclin.	Phase I	Phase II	Phase III	Indication(s)	Sponsor
SNDX-6352 monotherapy					Chronic GVHD	Syndax
SNDX-6352 (mono & PD-L1 combo)					Solid Tumors	Syndax

SNDX-5613

Menin inhibitor	Preclin.	Phase I	Phase II	Phase III	Indication(s)	Sponsor
SNDX-5613 monotherapy					MLLr leukemias, NPM1c AML	Syndax

* Development on hold pending positive E2112 OS trial results

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SNDX-5613 Menin inhibitor Leukemias Entinostat Breast Cancer SNDX-6352 anti-CSF1R Ab cGVHD

Entinostat re-sensitizes cancer cells ERα+ Breast Cancer Acquires Hormone Resistance estrogen dependent estrogen drives tumor growth sensitive to hormone therapy acquired resistance to hormone therapy ERa+ breast cancer cell + entinostat estrogen independent growth factors drive tumor growth resistant to hormone therapy ERa+ breast cancer cell

Phase 2 trial resulted in breakthrough therapy designation Overall Survival EE = exemestane plus entinostat EP = exemestane plus placebo Placebo 0/0 1/3 5/18 8/35 12/47 13/60 4/66 Entinostat 0/1 2/9 3/21 9/43 4/49 5/55 4/64 EE: median OS 28.1 months EP: median OS 19.8 months Hazard Ratio 0.59 (95% CI: 0.36, 0.97) P=0.036 (2-sided) ; P=0.018 (1-sided) 1.00 0.75 0.50 0.25 0.00 0 6 12 24 18 30 36 42 Survival probability Source: Yardley, Denise A., et al. Journal of Clinical Oncology 31.17 (2013): 2128-2135 Progression-free Survival Placebo 31/66 13/33 4/20 5/16 2/11 4/9 0/5 1/4 1/3 1/1 0/0 0/0 0/0 Entinostat 15/64 14/45 11/29 3/17 4/14 2/10 0/8 0/8 3/8 2/5 0/1 0/1 0/1 Months 1.00 0.75 0.50 0.25 0.00 0 2 4 6 8 18 20 22 24 26 16 14 12 10 Progression probability EE: median PFS 4.3 months EP: median PFS 2.3 months Hazard ratio 0.73 (95% CI: 0.50, 1.07) P=0.055 (1-sided) Months (#events / #at risk) (#events / #at risk)

Phase 3 E2112: Focused on overall survival

E2112: Exemestane +/- entinostat


Advanced HR+ HER2- BC following SOC progression
Exemestane + entinostat (n=300)
Randomized, blinded
Exemestane + placebo (n=300)

Primary endpoint: OS

FDA BTD

NATIONAL CANCER INSTITUTE

ECOG-ACRIN cancer research group
Reshaping the future of patient care

Syndax

E2112 Trial Assumptions

- **80% power** to detect HR = 0.75
- **Minimal** HR detectable = 0.82
  - Equates to a clinically meaningful risk reduction and ~5 mo mOS benefit
- **2Q20:** Final OS analysis anticipated

A positive OS result allows filing for full regulatory approval

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Blockbuster potential as $2^{nd}/3^{rd}$ line agent

Leading treatment options - HR+, HER2- advanced breast cancer		
1st line hormone Tx	**$2^{nd}/3^{rd}/4^{th}$ line** hormone Tx	**Chemo-Tx**
Anastrozole or letrazole +/- CDK4,6 inhibitor	Anastrazole, Faslodex +/- CDK4,6 inhibitor or Afinitor-exemestane	Capecitabine, gemcitabine, eribulin
	34,000 pts **Entinostat-exemestane target population**	

US commercial launch preparation underway

Source: DataMonitor 2017 Breast cancer: HR+/HER2- Disease Coverage Report; IQUVIA Monthly treatment report (2018)

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SNDX-5613 Menin inhibitor Leukemias Entinostat Breast Cancer SNDX-6352 anti-CSF1R Ab cGVHD

Strong target validation Precise patient selection Big effect in small studies Molecular markers of disease status Rapid regulatory path Advantages SNDX-5613 targets novel fusion protein: fusion proteins proven to be good candidates for targeted therapies BCR-ABL NTRK Fusions EML4-ALK RET Fusions LOXO-292 (Loxo/Lilly) BLU-667 (Blueprint) Therapies targeting fusion proteins

In MLLr, leukemic transformation is highly dependent on the Menin-MLL interaction

MLL1 Transformations



H_2N
Fusion partner
CO_2H
H_2N
MLL1 (KMT2A) protein
CO_2H
Conserved N-terminus Menin Binding Motif
Break Point Region
H_2N
CO_2H
MLL-rearrangement (KMT2A fusion)

MLL1 fusion partner recruits oncogenic factors to transcription site[1]

Menin



MENIN
MLL peptide
Inhibitor

- Menin is a scaffold protein involved in gene transcription
- MLL1 N-terminus binds w/in conserved pocket on Menin

SNDX-5613 designed to block site of interaction

Source: Yokoyama A, Cell. 2005 Oct 21;123(2):207-18; Caslini C, *Cancer Res. 2007* Aug 1;67(15):7275-83.

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Binding of Menin to MLL1 leads to upregulation of HOX gene transcription and leukemia in MLLr AML and MLLr ALL



MLLr AML or MLLr ALL
DOT1L
CDK9
P-TEFb
Menin
Fusion
MLL1
CBX8
TIP60
ON
HOX
Leukemia



Inhibition with SNDX-5613
SNDX-5613
Menin
DOT1L
CDK9
P-TEFb
Fusion
MLL1
CBX8
TIP60
OFF
HOX
Differentiation

Adopted from: Uckelmann HJ, et al. Presented at ASH Annual Meeting, 2018.

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SNDX-469 shows profound, single agent treatment benefit in multiple models Menin-MLL inhibition significantly prolongs survival in MLLr xenograft models MLLr Cell Line Xenograft (MV4;11) (SNDX-469) Patient Derived Xenograft (PDX) MLL-AF4 (SNDX-469) 28d Tx (28d) 0 20 40 60 0 20 40 60 80 100 Treatment Period Day of Study Percent Survival Vehicle 15 mg/kg BID 30 mg/kg BID 60 mg/kg BID 80 Vehicle 60 mpk 30 mpk 25% 50% 100% 75% 0% EFS Probability Days Post Treatment Initiation 0 21 105 168 42 63 84 126 147 189 Source: Kristov, A., 2018 American Association for Cancer Research annual meeting

SNDX-5613 potentially effective in MLLr – ALL; distinct molecular subtype of ALL conferring a worse prognosis



Ph-like, 24%
ETV6-RUNX1, 2%
TCF3-PBX1, 3%
B-other, 31%
ERG, 2.20%
BCR-ABL1, 23%
MLL, 15%

5-year survival

Pediatric ALL: 75%-90%

MLLr ALL: ~50% for infants and ~60% >1 yr

WW incidence ~1,000/yr
10-15% ALL, 80% infant ALL

Adopted from: Shah, B. and Nasello, D. Jan 2019; NCCN conference and meetings: Update on Management of Acute Lymphoblastic Leukemia.

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SNDX-5613 poised to target MLLr and NPM1 classes of AML; distinct subsets representing ~34% of AML


Chromatin splicesome, 13%
IDH2, 1%
No class, 5%
TP 53 mutant, 10%
No Drivers, 5%
PML-RAR, 13%
biCEBPA mutant, 4%
RUNX1-RUNX1T1, 7%
X-KMT2A (MLL), 4%
CBFB-MYH11, 5%
BCR-ABL1, 1%
DEK-NUP214, 1%
NUP98-NSD1, 1%
GATA2,MECOM, 1%
NPM1 mutation, 30%
Other rare fusions, 1%

WW Incidence

MLLr AML (4 - 10% AML)
~3,000 patients / year

NPM1 AML (30% AML)
~20,000 patients / year

AML 5 yr survival 5% - 55%

Adopted from: Dohner, H. et al. Blood, 2017; 129(4):424-447

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NPM1 transfected mice showed profound single agent survival benefit with SNDX-469 in multiple PDX models NPM1c; FLT3 ITD; PHF6 mice (treated with SNDX-469 or vehicle) Preclinical models of NPM1 AML reveal profound single agent activity of Menin inhibition NPM1 mutation is the most frequent molecular alteration in AML Like MLLr, NPM1 AML depends on genes known to be sensitive to Menin-MLL interaction Standard AML screening identifies NPM1 mutation today % Mice Alive Days Post-transplant Early stage MLL inhibitor Vehicle 150 mg/kg/day 0 60 120 180 240 300 360 0 20 40 60 80 100 Source: Kühn MW, Cancer Discov. 2016 Oct;6(10):1166-1181; Kristov, A., 2018 American Association for Cancer Research annual meeting

PEDS ADULTS SNDX-5613: potential best-in-class, targeted, oral agent with single agent activity and fast to market potential MLLr ALL NPM1 AML MLLr AML Phase 1/2 AUGMENT-101 population: MLLr adult, MLLr peds, NPM1 mut AML AUGMENT-101 trial underway Initial data expected in 2020 MLLr and NPM1 identified today with standard screening protocols No approved therapies targeting MLLr or NPM1 acute leukemias $$B commercial opportunity Defined fast to market pathway

AUGMENT clinical program: testing oral Menin inhibitor, SNDX-5613, in patients with acute leukemia

Phase 1:
Dose escalation

*Enrolling R/R acute leukemias**
Accel. titration into 3+3 design
28 day cycle



***Endpoints:** Safety, PK, RP2D*

Phase 2:
Expansion

- Adult MLL-r ALL
- Adult MLL-r AML
- Adult NPM1 mut AML

Primary endpoint:
CR Rate (CR + CRh^)

* Unselected population; ^ CR = Complete response, CRh = Complete response with partial hematologic recovery; MLL-r - mixed lineage leukemia rearranged; NPM = nucleophosmin

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SNDX-5613 Menin inhibitor Leukemias Entinostat Breast Cancer SNDX-6352 anti-CSF1R Ab cGVHD

SNDX-6352: early proof of concept in cGVHD, expanding to phase 2

High affinity, IgG4 (K_D = 4-8 pM)

✓ Chronic graft versus host disease (cGVHD):
- 1 mg/kg Q2W cohort expanding into Phase 2
- Expect phase 1 dose escalation results in 2H20

✓ Ascending dose trials in solid tumors:
- ✓ Identified RP2D in combo with IMFINZI® (durvalumab, AZ)
- Monotherapy (solid tumors) ongoing


CSF-1 Receptor
SNDX-6352
Ligand binding
Dimerisation
ATP binding
Kinase insert
Kinase domain
P
P
P
P
P
P
P

CSF-1R - colony stimulating factor -1 receptor; RP2D recommended Phase 2 dose.
Source : Ordentlich, P. et al SITC 2016.

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Signaling through CSF-1R may play a meaningful role in cGVHD

- **cGVHD develops in 40% of HSCT[1,2]**
  - **US prevalence ~14,000[2]**
- **Pre-clinical evidence suggest CSF-1-dependant macrophages mediate cGVHD[3]**
- **Phase 1 trial ongoing; data 2H20**
- **Phase 2 expansion to start 1Q20**



CSF-1
CSF-1R
Circulating Monocyte
Blood
Tissue
Circulating Monocyte
CSF-1
CSF-1R
Circulating Monocyte
CSF-1R
CSF-1R
Macrophage
M2 macrophage
FIBROSIS
Fibroblasts
Collagen

Source: 1. SmartAnalyst 2017 SmartImmunology Insights chronic GVHD report. 2. Bachier, CR. et al. ASH annual meeting 2019; abstract #2109 Epidemiology and Real-World Treatment of cGVHD Post Allogeneic HSCT: A U.S. Claims Analysis.; 3. Alexander, KA et al., J Clin Invest. 2014;124(10):4266-4280.
Figure Adopted from MacDonald, K.P.A. et al., BLOOD, 5 (129) 13-21; HSCT - Hematopoietic stem cell transplantation

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Cohort 1 0.15 mg/kg Cohort 2 0.5 mg/kg Cohort 3 1.0 mg/kg Cohort 4 3.0 mg/kg SNDX-6352-0503, designed to identify optimal Phase 2 dose Enrolling cGVHD pts progressed on 2 or more prior therapies Study may enroll up to 30 Patients Standard “3+3” dose escalation design following 0.15 and 0.5 mg/kg dose Patients continue to receive treatment for up to 12 months or until progressive disease or unacceptable toxicity Primary endpoint optimal biologic dose and recommended Phase 2 dose Cohorts fully enrolled Currently enrolling

Responses observed in all evaluable patients as of data cutoff Cohort 3 (1.0mg/kg, n=3) DLT Period (28D) Cohort 2 (0.5mg/kg, n=1) Cohort 1 (0.15mg/kg, n=1) Overall Partial Response

First evidence of CSF-1R inhibition inducing responses in cGVHD Patient experienced chronic condition unresponsive to prior therapies Treatment with 1mg/kg Q2W SNDX-6352 led to significant improvement in ulceration 5/15/19 9/18/19 1mg/kg Q2W SNDX-6352 initiated 6/12/19

Ticker SNDX (NASDAQ) As of Sept 30, 2019 Cash and short-term investments $98.4 million $72.2 million Shares Outstanding* 22.7 million 31.6 million 2019 4Q and full year Operating Expense Guidance 4Q 2019 2019 Research and Development $11 – 12 M $45 - 46 M Total Operating Expenses^ $15 – 16 M $60 – 62 M 3Q 2019 financial highlights and 4Q, full-year 2019 guidance * Includes 27.1 million common shares and pre-funded warrants to purchase 4.5 million common shares ^ Includes $1.5 and $6 million non-cash stock compensation expense for 4Q 2019 and for 2019, respectively

Key upcoming milestones

ENTINOSTAT (Class 1 specific HDAC inhibitor)	4Q19	1Q20	2Q20	2H20
E2112 - Final Overall Survival analysis expected			●	

SNDX-5613 (Menin inhibitor)	4Q19	1Q20	2Q20	2H20
Results from phase 1 portion of AUGMENT (in R/R acute leukemias)		●	●	●

SNDX-6352 (anti-CSF-1R mAB)	4Q19	1Q20	2Q20	2H20
Results from Phase 1 chronic GVHD trial				●

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Thank you. Questions?